Exhibit 10.31

CONFIDENTIAL TREATMENT REQUESTED

COLLAGEN TECHNOLOGY TRANSFER AGREEMENT

This Bovine Collagen Technology Transfer Agreement (this “Agreement”) is entered into as of April 15, 2014 (“Effective Date”) by and between (i) Histogenics Corporation, a Delaware corporation having a principal place of business at 830 Winter Street, 3rd Floor, Waltham, MA 02451 (“Histogenics”), and Advanced BioMatrix, Inc., a California corporation, having a principal place of business at 11880 Community Road, Suite 330, Poway, CA 92064 (“ABM or Advanced BioMatrix”). Histogenics and ABM shall hereinafter be individually referred to as a “Party” and collectively as the “Parties”.

RECITALS

A.	WHEREAS, Histogenics wants to acquire technology for Collagen material;

B.	WHEREAS, ABM has technology for Collagen material;

C.	WHEREAS, Histogenics desires to purchase Technology for Purpose (defined below) for the Field of Use (defined below) from ABM and ABM is willing to transfer such Collagen technology under the terms of this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the covenants contained herein, the above recitals, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	DEFINITIONS

1.1 “Collagen” shall mean collagen **** solution approximately ****.

1.2 “****” shall mean collagen in solution and represents ****.

1.3 “Commercialization” shall mean engaging in any and all activities directed to manufacturing of commercial supplies, marketing, promoting, distributing, offering for sale, selling, importing, exporting or exploiting a product, monetization, and conducting post marketing authorization approval studies.

1.4 “Development” shall mean engaging in preclinical and clinical development activities, including, but not limited to, discovery, test method development, toxicology, process development, manufacturing scale-up, development-stage manufacturing, analytical method validation, manufacturing process validation, cleaning validation, post-approval changes, quality assurance/quality control, statistical analysis, report writing, preclinical and clinical studies, regulatory filing submission and approval and regulatory affairs.

Confidential	Page 1
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1.5 “Field of Use” shall mean only uses limited exclusively to the field of orthopedics. To further clarify, the Field of Use shall not include any ****.

1.6 “Purpose” shall mean only for the use in Development and Commercialization including, without limitation, generation and/or implantation and use of engineered tissue and biomaterials.

1.7 “Technology” shall mean ABM’s **** relating primarily to the Collagen as set forth on Exhibit A attached hereto. Technology shall include ****. If Histogenics is required by FDA to produce **** then Technology shall also include ABM ****.

2.	TECHNOLOGY TRANSFER

2.1 Technology Transfer. Subject to the terms and conditions of this Agreement, ABM hereby grants Histogenics a nonexclusive, nontransferable (except as otherwise expressly provided in Section 11.4), non-sublicensable (except as otherwise provided in Articles 4 and 5), perpetual, irrevocable, worldwide, royalty-free right and license to make, have made, develop, use, import, export, market, offer for sale, sell, have sold and otherwise exploit Collagen produced using Technology, and use the Technology, in any and all cases, solely for the Purpose limited to the Field of Use.

2.2 ABM will deliver to Histogenics **** outlined under Exhibit A.

2.3 ABM will further provide Technology via consultation, advice and information per Exhibit A and Exhibit B.

2.4 ABM will provide reasonable technical support in and/or for meetings with FDA in support of proposed Histogenics Type C meeting. This includes items listed in detail in Exhibit A.

3.	PRICING AND PAYMENT

3.1 Histogenics will deliver payments to ABM of amounts owed as outlined under Exhibit B.

3.2 Price. The total price to be paid by Histogenics to ABM for the transfer and license of Collagen Technology and for the services to be provided under this Agreement is **** plus ABM expenses mutually agreed upon by Histogenics and ABM.

3.3 Payment. Histogenics shall pay to ABM in cash, the amounts as outlined per Exhibit B. All payments must be made in U.S. dollars. All prices hereunder are exclusive of, and Histogenics shall pay, all sales, use, VAT, and other consumption taxes, personal property taxes

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and other taxes, other than taxes based on the net income of ABM.

4.	PRODUCTION AND PRODUCT RESTRICTIONS

4.1 Product Sales to 3rd Party. Histogenics may only sell or transfer Collagen produced using Technology to a 3rd party for Purposes in the Field of Use. For clarification, Histogenics may not sell or transfer any Collagen produced using Technology to any 3rd party for any purpose other than for Purposes in the Field of Use.

4.2 3rd Party Production. Histogenics may only provide Technology to an affiliate or 3rd party for Purposes in the Field of Use. For clarification, Histogenics may not sell or transfer any Collagen**** Technology to any 3rd Party for any purpose other than the Purpose or for any field of use other than the Field of Use.

5.	FUTURE CONSIDERATIONS

It is anticipated by Histogenics and ABM that there may be a need to expand the use and deployment of the Technology in the future, depending upon the development of the Histogenics business. These expansions will be negotiated diligently by the parties, acting reasonably and in good faith and this agreement will be appropriately amended in the future to address such future needs.

6.	REPRESENTATIONS AND WARRANTIES

6.1 Technology. ABM represents and warrants that (i) it has full power and authority and rights to enter into this Agreement and to perform its obligations under this Agreement, including, without limitation, to provide Histogenics with the rights provided under this Agreement, (ii) ABM is under no contractual or other legal obligation that might interfere in any way with its performance under this Agreement (iii) to the best of ABM’s knowledge, there are no threatened or pending actions, lawsuits, claims or arbitration or administrative proceedings in any way relating to the Technology, (iv) the list of ABM’s technical knowledge, information, and description relating primarily to the Collagen that is set forth on Exhibit A attached hereto is materially complete and (v) any and all services to be provided by ABM under this Agreement will be provided in a professional and workmanlike manner. Except as expressly provided in this Agreement, (a) the Technology is provided by ABM “AS IS” with no warranties or representations of any kind and (b) without limiting the generality of the foregoing, ABM makes no warrantees or guarantees as to the viability, longevity, applicability or ownership of the Technology.

7.	LIABILITIES

7.1 Histogenics shall indemnify, defend and hold harmless ABM, its subsidiaries, affiliates, successors and assigns (the “ABM Indemnitees”), from any and all liability owed to third parties arising or resulting from third party claims against the ABM Indemnitees for ****. Histogenics’ obligations under this Section are conditioned on (a) the

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party seeking indemnification providing prompt written notice thereof and reasonable cooperation, information, and assistance in connection therewith to Histogenics and (b) Histogenics having sole control and authority to defend, settle or compromise such claim.

8.	INTELLECTUAL PROPERTY RIGHTS

8.1 Except for the rights and licenses expressly granted under this Agreement, ABM retains all rights and titles to any and all Technology associated with the transfer of Technology for Collagen to Histogenics.

9.	CONFIDENTIALITY AND PUBLICITY

9.1 Confidentiality. The Mutual Confidentiality Agreement (“CDA”), previously entered into February 20, 2013 by Histogenics and ABM, shall remain in full force and effect, provided that (a) Histogenics may use and disclose Technology as permitted under this Agreement and (b) in the event of a conflict between the CDA and this Agreement, this Agreement will control.

9.2 Disclosure. To the extent that Histogenics reasonably determines that it is required to make a filing or any other public disclosure with respect to this Agreement and/or the transactions contemplated hereby to comply with the requirements, rules, laws or regulations of any applicable stock exchange, Nasdaq or any governmental or regulatory authority or body, including, without limitation, the U.S. Securities and Exchange Commission (the “SEC”) (collectively, the “Disclosure Obligations”), or if Histogenics reasonably determines that it is required to file a copy of this Agreement to comply with the Disclosure Obligations, Histogenics shall promptly inform ABM thereof, and prior to making any such disclosure or filing of a copy of this Agreement, the parties shall mutually agree on the provisions of this Agreement which the parties shall try to keep confidential by seeking confidential treatment, it being understood that if one party determines that it would like to seek confidential treatment for a provision for which the other party does not, then the parties will use reasonable efforts in connection with such filing to seek the confidential treatment of any such provision. The parties shall cooperate, at Histogenics’ request and reasonable expense, in such filing, including, without limitation, such confidential treatment request, and shall execute all documents reasonably required in connection therewith. The parties will reasonably cooperate in responding promptly to any comments received from the SEC with respect to such filing in an effort to achieve confidential treatment of such redacted form; provided, however, that a party shall be relieved of such obligation to seek confidential treatment for a provision requested by the other party if such treatment is not achieved after the first round of responses to comments from the SEC. Notwithstanding anything to the contrary in this Section, Histogenics may make a filing or any other public disclosure with respect to this Agreement to timely comply with its Disclosure Obligations, without the prior written consent or agreement of ABM, in the event that the parties are unable to mutually agree (i) on how the parties should respond to comments from the SEC regarding a confidential treatment request or (ii) otherwise with respect to how the disclosure or filing should be made (as applicable), provided Histogenics has used diligent and good faith efforts to try to come to an agreement with ABM with respect to the applicable matter prior to the deadline for such disclosure or filing. Notwithstanding anything to the contrary in this Agreement, Histogenics may make reference to the existence of this Agreement and describe in general terms

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the relationship between the parties in connection with any required securities filings without seeking ABM’s prior consent.

10.	TERM AND TERMINATION

10.1 Term. This Agreement shall commence on the Effective Date and will continue in full force and effect unless Histogenics or ABM provides the other party with written notice of termination of this Agreement in accordance with Section 10.2.

10.2 Termination. Either Party may terminate this Agreement upon prior written notice if the other Party is in material breach of any material term or condition of this Agreement. Each such termination notice shall specify the material breach or material breaches in question and shall permit cure of such breach or breaches within a forty-five (45) day period commencing on the date the receiving party receives said notice of breach. If the material breach or material breaches in question are not cured within such forty-five (45) day period, the Party providing the termination notice shall be entitled to immediately terminate this Agreement by giving written notice thereof to the Party in material breach.

10.3 Survival. The following shall survive the expiration or any termination of this Agreement:

(a) the provisions of Sections 2.1, 10.3 and 10.4 and Articles 4, 5, 6, 7, 8, 9 and 11;

(b) any payment obligations of either Party accruing hereunder prior to the effective date of such termination; and

(c) Any other provisions necessary to interpret the respective rights and obligations of the Parties hereunder.

10.4 If, during the term of this Agreement, ABM makes an assignment for the benefit of creditors, or shall go into liquidation or a receiver or trustee shall be appointed for its property, or if proceedings for voluntary bankruptcy are instituted on its behalf, or is declared bankrupt or insolvent by a court of competent jurisdiction, Histogenics may terminate this Agreement upon written notice to ABM or may retain its rights hereunder as provided in Section 365 of the United States Bankruptcy Code (the “Bankruptcy Code”). If this Agreement is rejected by or on behalf of ABM under Section 365 of the Bankruptcy Code, all licenses granted under or pursuant to this Agreement by ABM to Histogenics are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code.

11.	GENERAL PROVISIONS

11.1 Integration / Modification. This Agreement, together with all exhibits and attachments hereto, contains the entire understanding of the Parties with respect to the subject matter herein, and supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein. No trade customs, courses of dealing or courses of performance by the Parties shall be relevant to modify,

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supplement or explain any term(s) used in this Agreement. This Agreement may only be modified or supplemented, or a provision thereof waived, in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

11.2 Relationship Between the Parties. In fulfilling its obligations pursuant to this Agreement, each Party shall be acting as an independent contractor. Neither Party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other Party.

11.3 Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.

11.4 Assignment. This Agreement is binding upon and inures to the benefit of the Parties to it, and to their successors. Neither Party shall have the right to assign this Agreement or any of the rights or obligations hereunder without the prior written consent of the other Party; provided, however, without such consent, each Party may assign this Agreement to an affiliate or a subsidiary or a successor (whether by sale of stock or assets, merger, consolidation or otherwise) to that area of its business to which this Agreement is related.

11.5 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication shall not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

11.6 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier, to the Party to be notified at its address(es) given below, or at any address such Party has previously designated by prior written notice to the other. Notice shall be presumptively deemed to be sufficiently given for all purposes upon the earlier of: (a) the date of actual receipt; (b) if mailed, three (3) calendar days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

If to Histogenics:

****

Histogenics Corporation

830 Winter Street, 3rd Floor

Waltham, MA 02451

If to ABM:

****

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****

Advanced BioMatrix, Inc.

11880 Community Road, Suite 330

Poway, CA 92064

11.7 Force Majeure. Each Party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such Party’s reasonable control, including, but not limited to, Acts of God, fire, flood, explosion, earthquake, or other natural forces, war, civil unrest, accident, destruction or other casualty, or any lack or failure of transportation facilities. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the Party has not caused such event(s) to occur. Notice of a Party’s failure or delay in performance due to force majeure must be given to the other Party within three (3) calendar days after its occurrence, and such Party must use commercially reasonable efforts to overcome such failure or delay as soon as possible. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure.

11.8 Legal Fees. The prevailing Party in any litigation between the Parties relating to this Agreement will be entitled to recover its reasonable attorneys’ fees and court costs, in addition to any other relief that it may be awarded.

11.9 Governing Law and Venue. Notwithstanding its place of execution or performance, this Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, irrespective of its laws regarding choice or conflict of laws. -

11.10 Interpretation.

(a) Captions & Headings. The captions and headings of clauses contained in this Agreement preceding the text of the articles, sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction.

(b) Singular & Plural. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and the neuter.

(c) Articles, Sections & Subsections. Unless otherwise specified, references in this Agreement to any article shall include all sections, subsections, and paragraphs in such article; references in this Agreement to any section shall include all subsections and paragraphs in such sections; and references in this Agreement to any subsection shall include all paragraphs in such subsection.

(d) Days. All references to days in this Agreement shall mean calendar days, unless otherwise specified.

(e) Ambiguities. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist.

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11.11 Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed by exchange of signature pages by facsimile (including by .pdf) and/or or other “electronic signature” (as defined in the Electronic Signatures in Global and National Commerce Act of 2000) in a manner agreed upon by the Parties hereto; and/or in any number of counterparts, each of which shall be an original as against any Party whose signature appears thereon and all of which together shall constitute one and the same instrument.

11.12 Further Assurances. Each Party to this Agreement shall, at its own expense, furnish, execute, and deliver all documents and take all actions as may reasonably be required to effect the terms and purposes of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

HISTOGENICS CORPORATION		ADVANCED BIOMATRIX, INC.

By:	/s/ Stephen Kennedy	By:	/s/ ****

Name:	Stephen Kennedy	Name:	****

Title:	SVP Manufacturing	Title:	****

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EXHIBIT A

COLLAGEN TECHNOLOGY TRANSFER

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EXHIBIT B

MILESTONES AND PAYMENTS

Milestones	Payment
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